SELECTED AMERICAN SHARES, INC.
                         SELECTED SPECIAL SHARES, INC.
                     SELECTED CAPITAL PRESERVATION TRUST
                          124 East Marcy Street
                       Santa Fe, New Mexico 87501
                               1-800-243-1575


                 NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD MARCH 25, 1997

     Enclosed are your Proxy Statement and Proxy for the special meetings (the "Special Meetings") of the shareholders of Selected
American Shares, Inc. ("Selected American"), Selected Special Shares, Inc. ("Selected Special") and Selected Capital Preservation Trust ("Selected Capital")(each a "Fund" or collectively, the "Funds" or the "Selected Funds") to be held at the office of the Funds, 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997, at 10:00 a.m. Mountain Time, for the following purposes and to transact such other business as may properly come before the Special Meetings or any adjournment thereof:

     1. To consider approval of a sub-advisory agreement with Davis Selected Advisers-NY, Inc., an affiliate of the Manager (the "Proposed Sub-Advisory Arrangement") (Item 1 in the Proxy Statement);

     2. To consider the election of William P. Barr, Marsha Williams, Richard C. O'Brien, Jerome Hass and Katherine L. MacWilliams as directors/trustees (hereinafter referred to as "directors") of the Funds. (Item 2 in the Proxy Statement).

     3. To consider the restatement of the fundamental policies of each of the Funds (Item 3 in the Proxy Statement).

     4. To consider ratification of the selection of Tait, Weller & Baker as the Funds' independent auditors (Item 4 in the Proxy Statement).

These proposals are described in the attached Proxy Statement, which should be read carefully. Only shareholders of record on January 31, 1997 will be entitled to vote at the Special Meetings.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       __________________________________
February ___, 1997                                Secretary



SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY
31, 1997 ARE ENTITLED TO VOTE AT THE SPECIAL MEETING.  WHILE WE
WOULD LIKE VERY MUCH TO HAVE EACH OF YOU AT THE SPECIAL MEETING,
WE REALIZE THIS MAY NOT BE POSSIBLE.  HOWEVER, WHETHER OR NOT YOU
ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

TO SECURE REPRESENTATION OF THE MOST SHARES POSSIBLE AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PREFERENCES, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE SPECIAL MEETING OR VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.






                         SELECTED AMERICAN SHARES, INC.
                         SELECTED SPECIAL SHARES, INC.
                     SELECTED CAPITAL PRESERVATION TRUST
                          124 East Marcy Street
                         Santa Fe, New Mexico 87501
                              1-800-243-1575

                       ______________________________


                              PROXY STATEMENT
                                March, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Selected American, Selected Special and Selected Capital (the "Selected Board"), to be used at the Special Meetings of the shareholders of the Funds which will be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 10:00 a.m. Mountain Time and at any adjournment thereof, for the purposes set forth in the accompanying Notice.

     This Proxy Statement and the accompanying Proxy are first being sent to shareholders of the Selected Funds on or about February 25, 1997. The expenses of preparing, printing and mailing the Notice, Proxy
Statement and Proxy and of soliciting proxies and holding the Special Meetings will be borne by the Funds.

     Proxies are solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers of the Selected Funds and by officers and employees of the Manager or its general partner. In addition, _______________ [or any agent appointed by the Adviser] may assist in soliciting proxies for the meeting and will be paid a fee for such assistance of approximately $_____ (or such other fee as determined necessary and appropriate by the Fund) plus out-of-pocket expenses. A Proxy which has been executed and returned may be revoked by any shareholder prior to the voting of the Proxy on any matter. Proxies may be revoked by voting in person at the Special Meetings or by writing to the Secretary of the Selected Funds at 124 East Marcy Street, Santa Fe, New Mexico 87501 at any time before the Special Meetings.

     Shares represented by Proxies that are executed and returned will be voted on all matters presented at the Special Meetings in accordance with the instructions contained therein. In the absence of any instructions, such shares will be voted for the approval of the Proposed Sub-Advisory Arrangement, for the election of William Barr, Marsha Williams, Richard O'Brien, Jerome Hass and Katherine MacWilliams as directors of the Funds, for the proposed restatement in fundamental policies of each Fund and for the ratification of the selection of Tait, Weller & Baker as the independent auditors of the Funds. If a broker indicates on a proxy that, as to certain shares, it does not have discretionary authority to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter. Abstentions will be treated as present for quorum purposes but as not voted for purposes of determining the approval of any matter submitted. Any adjournment will be determined in a manner consistent with the shareholder votes on the foregoing proposals.

     As of the date of this Proxy Statement, the Selected Board knows of no other matters to be brought before the Special Meetings. If, however, other matters are properly presented for consideration, Proxies not otherwise limited will be voted in accordance with the judgment of the persons named in the Proxy, acting pursuant to the discretionary authority contained therein.

     Shareholders of record at the close of business on January 31, 1997 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the votes eligible to be cast at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Each dollar of net asset value per share is entitled to one vote. As of the Record Date, there were outstanding ________________ shares of Selected American, ___________ shares of Selected Special, ____________ shares of Selected Daily Government series of Selected Capital and __________ shares of Selected U.S. Government Income series of Selected Capital.

ITEM 1:  CONSIDERATION OF THE PROPOSED SUB-ADVISORY ARRANGEMENT

     The Manager and national distributor of the Funds is Davis Selected Advisers, L.P, located at 124 East Marcy Street, Santa Fe, New Mexico 87501. Its sole General Partner is Venture Advisers, Inc. Shelby M.C. Davis is the chief executive officer and controlling shareholder of the General Partner.

     Effective December 1, 1996, the Manager entered into a
Sub-Advisory Agreement (the "Agreement") with Davis Selected Advisers
- NY, Inc. ("DSA-NY"), an affiliate of the Manager, under which DSA-NY performs research and portfolio management functions for the Funds. The Agreement is set forth in full as Exhibit A hereto. This arrangement will not affect the Sub-Advisory Agreement between Selected Special and Bramwell Capital Management, Inc. Bramwell Capital Management, Inc.
will continue to provide investment advisory services to the Fund and will continue receiving fees from the Manager for such services. Elizabeth Bramwell, Shelby and Christopher Davis and Carolyn Spolidoro will continue to provide portfolio management services for the respective Funds.

     The Agreement was approved by the Selected Board (including a majority of the directors who are not parties to the Agreement, have no financial interest in the Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Agreement (the "Independent Directors")) on October 25, 1996. The continuation of the Agreement beyond April 1, 1997 is subject to the affirmative vote of the holders of the lesser of: (i) 67% or more of the shares of each Fund present in person or represented by proxy at the Special Meetings if the holders of more than 50% of the outstanding shares of each Fund entitled to vote are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of each Fund entitled to vote at the Special Meetings.

     Each Fund will vote separately with respect to the Proposed
Sub-Advisory Arrangement. In the event that the Proposed Sub-Advisory Arrangement is not approved as to any Fund, it will continue until April 1, 1997 and the Board will take such action as it deems advisable under the circumstances.

     Under the Agreement, DSA-NY performs research and portfolio management services as requested by the Manager. DSA-NY is responsible for complying with stated policies and applicable laws, including compliance with the Manager's Code of Ethics.

     In lieu of a sub-advisory fee, the Manager will pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement. All payments to DSA-NY will be made by the Manager. Fees paid by the Funds will not be affected in any way.

     The Manager is paid a fee based on each Funds' average daily net assets as follows:

     Selected American: 0.65% on the first $500 million, 0.60% on the next $500 million, and 0.55% on amounts over $1 billion

     Selected Special: 0.70% on the first $50 million, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% on amounts over $250 million

     Selected Capital:
     Selected U.S. Government Income Fund: 0.50% on all amounts
     Selected Daily Government: 0.30% on all amounts

     If approved, the Agreement will initially remain in effect for a period not exceeding two years. Thereafter, it continues in force year-to-year provided that such continuance is approved by each Fund's Board of Directors, including a majority of the Independent Directors. The Agreement will terminate in the event of its assignment (as defined in the Investment Company Act of 1940) or in the event of the termination of the investment advisory agreement with the Manager. It may be terminated, without penalty upon 60 days prior written notice by the Manager, by the Board of Directors of a Fund, by a majority vote of the shareholders or by DSA-NY. It will automatically terminate as to a Fund upon the termination of the Manager's Advisory Agreement with the Fund.

     Under the Sub-Advisory Agreement, DSA-NY will not be subject to liability to the Funds or their shareholders for any act or omission in the course of, or connected with, rendering services under the Proposed Sub-Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, barring willful misfeasance, bad faith or gross negligence, or reckless disregard of obligations or duties.

     DSA-NY, a wholly-owned subsidiary of the Manager, is a registered investment adviser organized in 1996. DSA-NY's offices are located in
New York, New York. The Manager's offices are located in Santa Fe, New Mexico. The Manager and the Selected Board believes it is advantageous to the Funds to have this Agreement, which will enable the Manager, through DSA-NY, to attract additional, experienced personnel to perform services on behalf of the Funds but who desire to remain in the vicinity of New York City. The Boards of Directors of the other funds managed by the Manager (Davis New York Venture, Inc., Davis Series, Inc., Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., and Davis International Series, Inc.) have approved identical agreements and the shareholders of such funds, with the exception of Davis New York Venture Fund, Inc., will be voting on the agreements at special meetings on the same date as the
Special Meetings.   The shareholders of Davis New York Venture Fund, Inc.
voted to approve the Sub-Advisory Agreement on October 16, 1996. The proposal does not involve any changes in the investment objectives or policies of the Fund.

                    THE BOARD OF DIRECTORS RECOMMENDS
                APPROVAL OF THE SUB-ADVISORY AGREEMENT

ITEM 2:  ELECTION OF DIRECTORS

     There are currently nine directors, all of whom will serve until their respective successors are elected and qualify or until a director's earlier death, resignation, retirement or removal. Walter Hoadley retired under the Board's retirement policy effective December 31, 1996. Martin
H. Proyect resigned effective October 15, 1996. Marsha Williams and Richard O'Brien have been elected to replace Mr. Hoadley and Mr. Proyect.

     Historically, the Board has operated with nine members. Under the Board's retirement policy, two more directors will be retiring at the end of 1997. The Board has nominated Katherine MacWilliams and Jerome Hass to replace these two directors before their retirement. This will give these new members an opportunity to become familiar with the work of the Board and assist in a smooth transition. Therefore, until the beginning of 1998, there will be eleven directors after which the Board will again consist of nine members.

     At this Meeting, shareholders are being asked to vote on the election of five directors: William P. Barr, Marsha Williams, Richard C. O'Brien, Katherine L. MacWilliams and Jerome Hass. All of the other directors have already been elected by the shareholders. Mr. Barr has served as a director since January 27, 1994; Ms. Williams since January 27, 1996. Mr. O'Brien was elected by the directors in October, 1996. Ms. MacWilliams and Mr.
Hass were nominated by the directors on January 25, 1997 but have not served on the Board.

     Directors are elected by a plurality of votes cast at each Special Meeting. Selected U.S. Government Income Fund and Selected Daily
Government Fund will vote together on this proposal.

     The following table sets forth certain information as to each of the directors of the Funds. All directors hold similar positions with each of the Funds. In addition, Mr. Davis is a Director of five other mutual funds managed by the Manager: Davis New York Venture Fund, Inc., Davis High
Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc.

Current Directors:

                                                     SHARES
Name, Date of Birth and Business                    OWNED AS          % OF FUND
Experience During the Past 5 Years                  OF 1/31/97         OWNED
----------------------------------                  ----------         -----

*Shelby M.C. Davis 03/20/37
Employee of Capital Ideas, Inc. (financial consulting firm); Director, Chief Executive
Officer and Chairman, Venture Advisers,
Inc.; Consultant to Fiduciary Trust
Company International; Director, Shelby
Cullom Davis Financial Consultants, Inc.;
Shareholder of 99% of Venture Advisers, Inc.

Floyd A. Brown 11/5/30
Staff announcer and program host for WGN Radio and Television, Chicago, Illinois. Sole proprietor of The
Floyd Brown Co., Elgin, Illinois (advertising, media production and mass media and marketing).

William G. Cole 3/7/17
Retired educator; writer.

Robert J. Greenebaum 7/30/17
Chairman of the Board. Retired. Engaged in investment consulting and private investment activities. Director, Blue Chip Value Fund, Inc. and United Asset Management
Corporation (a holding company in the investment management field).

James J. McMonagle 10/1/44
Senior Vice President and General Counsel of
University Health System, Inc. and University
Hospitals of Cleveland.  From 1976 to 1990,
Judge of the Court of Common Pleas, Cuyahoga
County, Ohio.

Larry J.B. Robinson 10/28/32
-----------------------------
*Mr. Davis is an "interested person" because of his position with the Fund and his stock ownership in the sole general partner of the Fund's Manager. The other directors are hereinafter referred to as the "Non-interested Directors."


General Partner, Robinson Investment Company.
Management Consultant.  Corporate Liaison for
Mayor Michael R. White of Cleveland, Ohio.
Adjunct Professor at Weatherhead School of
Management, Case Western Reserve University.

Directors Being Considered for Election

William P. Barr 05/23/50
Senior Vice President, General Counsel, GTE
Corporation since July 1994. Attorney General of the United States from August 1991 to January
1993. Deputy Attorney General from May 1990 to August 1991. Assistant Attorney General from
April 1989 to May 1990. Partner with the law firm of Shaw, Pittman, Potts & Trowbridge from
1984 to April 1989 and January 1993 to August 1994.

Richard C. O'Brien 09/12/45
Corporate Economist for Hewlett-Packard
Company. Director, National Association
of Business Economists, former President of the Northern California High Technology
Council and former Chairman of the Economic
Advisory Council of the California Chamber of Commerce.

Marsha Williams 3/28/51
Treasurer, Amoco Corporation.  Director,
Illinois Benedictine College, The Conference
Board Council of Corporate Treasurers, Illinois
Council on Economic Education, Chicagoland
Chamber of Commerce; Formerly, Director,
(i) Fertilizers of Trinidad and Tobago from 1989
to 1993, (ii) OK Tedi Mining Limited from 1992 to 1993, and (iii) Just Jobs from 1988 to 1992.

Katherine L. MacWilliams 1/19/56
Vice President, Treasurer
Coors Brewing Company and
Adolph Coors Company.
Formerly Vice President of Capital Markets for UBS Securities in New York.
Former member of the Board of International
Swaps and Derivatives Association, Inc.

Jerome E. Hass 6/1/40
Professor of Finance and Business Planning,
Johnson Graduate School of Management,
Cornell University.
Consultant
National Economic Research Associates.
Formerly Chief of Research of the Federal
Power Commission and Special Assistant
to James R. Schlesinger at the Executive Office of the President.


     As of January 31, 1997, the Fund's directors and officers as a group were deemed to beneficially own (i) _____________ shares of Selected American, constituting approximately __________% of such Fund, including ____________ shares with respect to which certain directors disclaim beneficial ownership; (ii) _____________ shares of Selected Special, constituting approximately __________% of such Fund, including ____________ shares with respect to which certain directors disclaim beneficial ownership; and (iii) _____________ shares of Selected
Capital, constituting approximately __________% of such Fund, including ____________ shares with respect to which certain directors disclaim beneficial ownership.

                 OTHER INFORMATION REGARDING DIRECTORS

Directors' Compensation Schedule

     During the fiscal year ended December 31, 1996, the compensation paid to the non-interested directors was as follows:


                                    Aggregate Fund               Total
Name                             Complex Compensation         Compensation
--------------------------------------------------------------------------
William P. Barr
Floyd A. Brown
William G. Cole
Robert J. Greenebaum
Walter E. Hoadley*
James J. McMonagle
Richard C. O'Brien
Larry J.B. Robinson
Marsha Williams

     Complex compensation is the aggregate compensation paid, for services as a director, by all mutual funds with the same investment adviser.

     *Mr. Hoadley retired from the Board effective December 31, 1996.

     During the last fiscal year, the Board of Directors held four meetings. The Board of Directors has an Audit Committee, whose current members are Dr. William G. Cole, William P. Barr, James J. McMonagle and Robert J. Greenebaum. The functions of the Committee include (i) making recommendations to the Board of Directors as to which firm of independent public accountants will be selected by the Board of Directors (subject to shareholder ratification); (ii) meeting with the auditors and reviewing the methods, scope and results of audits and the fees charged; and (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee met once in the Fund's last fiscal year.

ITEM 3: AMENDMENT OF FUNDAMENTAL INVESTMENT POLICIES

     The Funds each have fundamental investment restrictions set forth as "Investment Restrictions" in each Fund's Statement of Additional Information. These restrictions currently contain numerous restrictions against making certain types of investments based upon prohibitions found in the Investment Company Act of 1940, as amended (the "1940 Act") as well as various state blue sky laws. On October 11, 1996, President Clinton signed the National Securities Markets Improvement Act of 1996. This new legislation created a national system of regulating mutual funds by pre-empting state blue sky laws. As mutual funds need not comply with state blue sky laws involving investment restrictions, the Funds desire to eliminate all restrictions other than those mandated by the 1940 Act. Accordingly, restrictions have been eliminated or revised, as discussed in more detail below, pertaining to redundant constraints as to permissible investments. None of the restrictions deleted or revised are expected to have any material impact upon the continued operations of any Fund.

     The current fundamental investment restrictions are shown in Exhibit B to these proxy materials. The proposed changes to the fundamental investment restrictions are shown below. The proposed non-fundamental investment restrictions are shown in Exhibit C.

     Each Fund will vote separately with respect to the proposed changes in Fundamental Policies. In order for the proposal to be approved with respect to a Fund it must be approved by the holders of the lesser (a)67% of the shares of the Fund if more than 50% of the outstanding shares are present at the Special Meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Selected Government Income:

     Restrictions 1 (general investment restriction) and 11 (investing for control) have been deleted because they are not mandated by the 1940 Act. Restrictions 3 (borrowing), 4 (pledging of assets), 8 (real estate, commodities, oil and gas investments), 9 (loans), 12 (purchase of other investment companies), 13 (senior securities) and 14 (futures and options) have been revised to eliminate redundancies and to remove or liberalize restrictions that are not required by the 1940 Act. Restrictions 5 (purchases on margin), 6 (short sales), 10 (illiquid and restricted securities) and 15 (illiquid securities) are being deleted as fundamental restrictions but, as revised, will continue to be non-fundamental investment restrictions which can be changed by the Board of Directors without approval by the shareholders. In addition, the Fund's policy (currently found in restriction 9) that it will not lend portfolio securities amounting to more than 30% of its total assets will also become a non-fundamental restriction. We are also adding a new restriction (Restriction 1 on the proposed restatement) that is required by the 1940
Act with respect to diversification of the Fund's assets.

Selected Daily Government:

     Restrictions 10 (investing for control), 13 (purchase of securities held by insiders), 14 (purchase of securities from or sales to insiders) have been deleted because they are not mandated by the 1940 Act. Restrictions 3 (borrowing), 4 (pledging of assets), 8 (real estate, commodities, oil and gas investments), 9 (loans), 11 (investment companies), and 15 (senior securities) have been revised to eliminate redundancies and to remove or liberalize restrictions that are not required by the 1940 Act. Restrictions
5 (purchases on margin and short sales), 6 (options) and 12 (illiquid securities) are being deleted as fundamental restrictions but, as revised, will continue to be non-fundamental investment restrictions which can be changed by the Board of Directors without approval by the shareholders.

Selected American Shares:

     Restrictions 5 (purchase of securities held by insiders), 6 (unseasoned issuers) and 12 (investing for control) are being deleted because they are not mandated by the 1940 Act. Restriction 14 (use of inside information) is being deleted because it is unnecessary due to restrictions contained in the Fund's Code of Ethics. Restrictions 1 (diversification), 3 (borrowing), 4 (pledging assets), 7 (investment companies), 10 (loans) and 13 (real estate, commodities, oil and gas investments) have been revised to eliminate redundancies and to remove or liberalize restrictions that are not required by the 1940 Act. Restrictions 2 (short sales, margins and options) and 9 (illiquid securities) are being deleted as fundamental restrictions but, as revised, will continue to be non-fundamental investment restrictions which can be changed by the Board of Directors without approval by the shareholders. In addition, the Fund's policy (currently found in restriction 10) that it will not lend portfolio securities amounting to more than 10% of its total assets will also become a non-fundamental restriction.

Selected Special Shares:

     Restrictions 2 (investing for control), 10 (unseasoned issuers) and 12 (investing for control) are being deleted because they are not mandated by the 1940 Act. Restriction 13 (use of inside information) is being deleted because it is unnecessary due to restrictions contained in the Fund's Code of Ethics. Restrictions 3 (real estate, commodities, oil and gas investments), 5 (borrowing), 6 (pledging assets), 8 (investment companies) and 11 (loans) have been revised to eliminate redundancies and to remove or liberalize restrictions that are not required by the 1940 Act. Restrictions 1 and 14 which both relate to diversification have been combined. Restrictions 4 (short sales, margins and options) and 9 (illiquid securities) are being deleted as fundamental restrictions but, as revised, will continue to be non-fundamental investment restrictions which can be changed by the Board of Directors without approval by the shareholders.
In addition, the Fund's policy (currently found in restriction 9) that it will not lend portfolio securities amounting to more than 10% of its total assets will also become a non-fundamental restriction.

Following are the restated fundamental investment restrictions for each of the Funds.

Restated Fundamental Investment Restrictions for Selected Government
Income:

1.  Diversification of Fund Investments.

    (a) Fund Assets. The Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. Securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

    (b) Securities of Issuers. The Fund may not purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. U.S. Government Securities are not subject to this limitation.

2. Industries. The Fund may not invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities").

3. Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 33 1/3% of the value of the Fund's total assets at the time of borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

4. Underwriting. The Fund may not underwrite any securities issued by others except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws.

5. Real Estate and Commodities. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures or currencies.

6. Lending Money or Securities. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities.

7. Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

Restated Fundamental Investment Restrictions for Selected Daily
Government:

1.  Diversification of Fund Investments.

    (a) Fund Assets. The Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. Securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

    (b) Securities of Issuers. The Fund may not purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. U.S. Government Securities are not subject to this limitation.

2. Industries. The Fund may not invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities.

3. Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 33 1/3% of the value of the Fund's total assets at the time of borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

4. Underwriting. The Fund may not underwrite any securities issued by others (except that it may technically be considered an underwriter if it sells restricted securities);

5. Real Estate and Commodities. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures or currencies.

6. Lending Money or Securities. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities.

7. Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

Restated Fundamental Investment Restrictions for Selected American
Shares:

1.  Diversification of Fund Investments.

    (a) Fund Assets. The Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. Securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

    (b) Securities of Issuers. The Fund may not purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. U.S. Government Securities are not subject to this limitation.

2. Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 33 1/3% of the value of the Fund's total assets at the time of borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

3. Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

4. Underwriting. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

5. Lending Money or Securities. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities.

6. Industries. The Fund may not invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities.

7. Real Estate and Commodities. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures or currencies.

Restated Fundamental Investment Restrictions for Selected Special
Shares:

1.  Diversification of Fund Investments.

    (a) Fund Assets. The Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. Securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

    (b) Securities of Issuers. The Fund may not purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. U.S. Government Securities are not subject to this limitation.

2. Real Estate and Commodities. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures or currencies.

3. Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 33 1/3% of the value of the Fund's total assets at the time of borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

4. Underwriting. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

5. Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

6. Lending Money or Securities. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities.

7. Industries. The Fund may not invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities.

                        THE BOARD OF DIRECTORS RECOMMENDS
                       APPROVAL OF THE PROPOSED CHANGES  TO
                        THE FUNDAMENTAL POLICIES OF EACH FUND


ITEM 4: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Tait, Weller & Baker (the "Firm") was selected by the Board, including a majority of the Non-interested Directors, as the certified public accountants and auditors of the Funds for the fiscal year ending December 31, 1997, and such selection is being submitted to the shareholders for ratification or rejection at the Meetings. The Firm also acts as independent certified public accountants and auditors of the Manager and of Davis New York Venture Fund, Inc., Davis High Income Fund, Inc., Davis Series, Inc., Davis Tax-Free High Income, Inc., and Davis International Series, Inc., the other mutual funds which the Manager manages and for which it serves as distributor. The Firm has informed the Board of Directors that it has no direct or indirect financial interest in the Funds or any of the above named companies. A representative of the Firm is expected to be available by telephone for the Meetings and will have the opportunity to make a statement and to respond to appropriate questions. In connection with its audit function, the Firm will audit the annual report and review the Funds' post-effective amendment to its registration statement filed with the Securities and Exchange Commission (the "SEC"). In addition, the Firm may review the Funds' federal, state and local tax returns and the Funds' annual report filed with the SEC. The ratification of the selection of auditors requires the vote of the holders of a majority of the shares present or represented at the Meeting. The firm has audited the Funds' financial statements since 1993.

                         THE BOARD OF DIRECTORS RECOMMENDS
                          RATIFICATION OF THE SELECTION OF
                    TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS


                                      MISCELLANEOUS

Certain shareholders of the funds

Selected American:

     As of the Record Date, ____________ held ___________ shares of Selected American, constituting _____% of such Fund's total outstanding shares.


Selected Special:

     As of the Record Date, ____________ held ___________ shares of Selected Special, constituting _____% of such Fund's total outstanding shares.

Selected Capital:

     As of the Record Date, ____________ held ___________ shares of Selected Capital, constituting _____% of such Fund's total outstanding shares.


Shareholder meetings

     The Fund is not required to hold annual shareholder meetings but does hold special meetings as required or deemed desirable. Since regular meetings of shareholders are not held, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Fund within a reasonable time prior to the date proxy statements are mailed to shareholders. Submission of a proposal, however, does not guarantee its inclusion for consideration at a meeting since certain requirements under the federal securities laws apply.

Other matters

     The Boards know of no matters which are to be brought before the 1997 Special Meetings other than as set forth above. However, if any other matters properly come before the 1997 Special Meetings, the persons named in the enclosed form of proxy intend to vote such proxy with their best judgment on such matters.

Shareholder report

     A shareholder may, without charge, receive a copy of the Annual Report for the fiscal year ended December 31, 1996 by calling toll free 1-800-243-1575 or writing to the Funds at the address noted above.



                             Exhibit A


Re: Sub-Advisory Agreement for Selected Special Shares, Inc.

This is to confirm that Davis Selected Advisers, L.P. (the "Adviser") is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY") as investment sub-adviser for the portfolio of Selected Special Shares, Inc. (the "Fund").

The terms and conditions of your retention are as follows:

1. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, Davis Selected Advisers, L.P. (the "Adviser") and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, statement of additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e-1 of the 1940 Act.

4. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund.
DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund, are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. As investment sub-adviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider
Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. This Agreement shall become effective on the later of December 1, 1996 or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective post-effective amendment under the Securities Act of 1933 and the 1940 Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.








Sincerely,

Davis Selected Advisers, L.P.
By Venture Advisers, Inc.,
      General Partner



By:_________________________

Its:_________________________


Accepted and Approved this 1st day of December, 1996



Davis Selected Advisers - NY, Inc.


By:__________________________
Its:__________________________


                                  Exhibit B

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


Selected Government Income may not:

1. purchase securities or make any investments other than those described in the Prospectus and/or Statement of Additional Information;

2. invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities");

3. borrow money except for temporary or emergency non-investment purposes, such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of Selected Government Income's total assets at the time of borrowing;

4. pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (3) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of Selected Government Income's total assets; provided, however, that the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options and collateral arrangements with respect to margin for futures contracts and options thereon are not to be considered pledges or other encumbrances;

5. purchase securities on margin except that Selected Government Income may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and further excepting that the deposit or payment by Selected Government Income of initial or variation margin in connection with futures contracts or related options transactions is not to be considered the purchase of a security on margin;

6.  make short sales of securities;

7. underwrite any securities issued by others except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

8. purchase or sell real estate, real estate mortgage loans, commodities or commodity futures contracts, or oil, gas, or mineral exploration or development interests except that Selected Government Income may invest in futures contracts and related options as described in the Prospectus and Statement of Additional Information;

9. make loans, other than (a) by entering into repurchase agreements, (b) through the purchase of other permitted investments in accordance with its investment objective and policies; and (c) through the lending of portfolio securities with respect to not more than 30% of its assets;

10. enter into a repurchase agreement maturing in more than seven days, or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result, more than 10% of the value of Selected Government Income's total assets (taken at current value) at the time would be invested in such securities;

11. invest in securities for the purpose of exercising control;

12. invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

13. issue senior securities as defined in the 1940 Act, except insofar as Selected Government Income may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreements; (b) permitted borrowings of money; (c) purchasing securities on a "when-issued" or delayed delivery basis; or (d) purchasing options, futures contracts and related options;

14. purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on Selected Government Income's existing futures contracts and related options positions and the premiums paid for options on futures contracts would exceed 5% of the fair market value of Selected Government Income's assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in computing such 5%; or

15. invest more than 10% of its total assets (determined at the time of investment) in illiquid securities, securities which are not readily marketable and repurchase agreements which have a maturity of longer than seven days. In addition, Selected Government Income will not invest more than 5% of its total assets in securities the disposition of which is restricted under federal securities laws. The staff of the SEC has taken the position that OTC Options and the assets used as "cover" for written
OTC Options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a fund, and that fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that fund only needs to treat as illiquid that amount of the "cover" amount equal to the amount by which
(a) the formula price exceeds (b) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although the Manager does not believe that OTC Options are generally illiquid, it has agreed that pending resolution of this issue, Selected Government Income will conduct its operations in conformity with the views of the staff.
Selected Daily Government may not:

16. purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer excluding U.S. Government Securities, and repurchase agreements with respect to such securities;

17. invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities;

18. borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of its total assets at the time of borrowing;

19. pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (3) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of its total assets;

20. sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance or portfolio transactions;

21. write, purchase or sell put or call options;

22. underwrite any securities issued by others (except that it may technically be considered an underwriter if it sells restricted securities);

23. purchase or sell real estate, real estate mortgage loans, commodities, commodity contracts (including futures contracts) or oil and gas interests;

24. make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies;

25. invest in companies for the purpose of exercising control or management of another company;

26. invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

27. enter into a repurchase agreement maturing in more than seven days or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase more than 10% of a Fund's assets would be invested in such securities;

28. purchase or retain securities of any issuer if its officers and Trustees, or the officers and Directors of its Manager, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together beneficially own more than 5% of such outstanding securities;

29. purchase from, or sell to, any of its officers or Trustees or the officers or Directors of its manager, its portfolio securities; or

30. issue any class of securities senior to any other class of securities.


Selected American may not:

1. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2. Sell short, buy on margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions). The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 20% of the value of the Fund's net assets.

3. Borrower money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrower money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remaining outstanding.

4. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

5. Purchase or retain securities of an issuer if, to the Fund's knowledge, any officer, director or security owner of such issuer is an officer or director of the Fund or of the Fund's Manager, and one or more of such persons owns beneficially more than 0.5% of such securities and those persons owning more than 0.5% together own more than 5% of such securities.

6. Purchase securities of any company which (with its predecessors) has a record of less than 3 years' continuous operation if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested, in such companies.

7. Invest in other investment companies (as defined in the Investment Company Act of 1940), except as part of a merger, consolidation, reorganization or acquisition of assets.

8. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

9. Purchase illiquid securities (including restricted securities that are illiquid) purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities.

10. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

11. Concentrate more than 25% of its assets in securities of any one industry.

12. Invest for the purpose of exercising control or management.

13. Purchase or sell real estate or interests in real estate, commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. It may, however, purchase marketable securities of companies which may make such investments.

14. Allow any person associated with the Fund or its investment manager who is an officer or director of another issuer to participate in any decision to purchase or sell any securities of such other issuer.

Selected Special may not:

1. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2.  Invest for the purpose of exercising management or control.

3. Purchase or sell real estate, commodities or commodity contracts, or oil, gas or other mineral exploration or development programs, or any direct interests therein. It may, however, purchase marketable securities of companies which may make such investments.

4. Sell short, buy or margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions). The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 10% of the value of the Fund's net assets.

5. Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

6. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

7. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

8. Purchase securities of any other investment company (as defined in the Investment Company Act of 1940) except: (i) shares of investment companies investing primarily in foreign securities provided that such purchase does not cause the Fund to (a) have more than 5% of its total assets invested in any one such company, (b) have more than 10% of its total assets invested in the aggregate of all such companies, or (c) own more than 3% of the total outstanding voting stock of any such company;
and (ii) as a part of a merger, consolidation, reorganization or acquisition of assets.

9. Purchase illiquid securities (including restricted securities that are illiquid) if such purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities.

10. Purchase securities of any company which (with its predecessors) has a record of less than 3 years' continuous operation if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in such companies.

11. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

12. Purchase for or retain in the Fund's portfolio the securities of an issuer if, to the Fund's knowledge, any officer, director or security owner of such issuer is an officer or director of the Fund or of the Fund's Manager and one or more of such persons owns beneficially more than 0.5% of such securities and those persons owning more than 0.5% of such securities together own more than 5% of such securities.

13. Allow any person associated with the Fund or its investment manager who is an officer or director of another issuer to participate in any decision to purchase or sell any securities of such other issuer.

14. Concentrate more than 25% of its assets in securities of any one industry.

                                 Exhibit C

                  Non-Fundamental Investment Restrictions

Non-Fundamental Investment Restrictions for Selected Government
Income:

1. Margin. The Fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with permissible investments.

2.  Short Sales.  The Fund may not effect short sales of securities.

3. Lending Portfolio Securities. The Fund may not loan its securities if upon the making of that loan more than 30% of the Fund's total assets would be the subject of such loans.

4.  Illiquid and Restricted Securities.

    (a) The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets would be invested in such securities.

    (b) The Fund may not purchase a restricted security if it would cause more than 5% of total assets to be invested in such securities. For this purpose all securities eligible for resale under Rule 144A under the Securities Act of 1933 are not included in this 5% limitation (but are subject to the overall 15% limitation if they are illiquid as determined by the Sub-Adviser under criteria established by the Board of Directors).

Non-Fundamental Investment Restrictions for Selected Daily Government:

1. Margin. The Fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with permissible investments.

2.  Short Sales.  The Fund may not effect short sales of securities.

3.  Illiquid and Restricted Securities.

    (a) The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets would be invested in such securities.

    (b) The Fund may not purchase a restricted security if it would cause more than 10% of total assets to be invested in such securities. For this purpose all securities eligible for resale under Rule 144A under the Securities Act of 1933 are not included in this 10% limitation (but are subject to the overall 10% limitation if they are illiquid as determined by the Sub-Adviser under criteria established by the Board of Directors).

Non-Fundamental Investment Restrictions for Selected American Shares:

1. Margin. The Fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with permissible investments.

2.  Short Sales.  The Fund may not effect short sales of securities.

3. Lending Portfolio Securities. The Fund may not loan its securities if upon the making of that loan more than 10% of the Fund's total assets would be the subject of such loans.

4.  Illiquid and Restricted Securities.

    (a) The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets would be invested in such securities.

    (b) The Fund may not purchase a restricted security if it would cause more than 10% of total assets to be invested in such securities. For this purpose all securities eligible for resale under Rule 144A under the Securities Act of 1933 are not included in this 10% limitation (but are subject to the overall 10% limitation if they are illiquid as determined by the Sub-Adviser under criteria established by the Board of Directors).

Non-Fundamental Investment Restrictions for Selected Special Shares:

1. Margin. The Fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with permissible investments.

2.  Short Sales.  The Fund may not effect short sales of securities.

3. Lending Portfolio Securities. The Fund may not loan its securities if upon the making of that loan more than 10% of the Fund's total assets would be the subject of such loans.

4.  Illiquid and Restricted Securities.

    (a) The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets would be invested in such securities.

    (b) The Fund may not purchase a restricted security if it would cause more than 10% of total assets to be invested in such securities. For this purpose all securities eligible for resale under Rule 144A under the Securities Act of 1933 are not included in this 10% limitation (but are subject to the overall 10% limitation if they are illiquid as determined by the Sub-Adviser under criteria established by the Board of Directors).

                            SELECTED SPECIAL SHARES, INC.

                Proxy Solicited on Behalf of the Board of Directors

    The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Selected Special Shares, Inc. to be held at 124 East Marcy Street, Santa Fe, New Mexico on March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

    This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.     PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.     ELECTION OF WILLIAM G. BARR, RICHARD C.
       O'BRIEN, MARSHA WILLIAMS, JEROME HASS,
       KATHERINE MacWILLIAMS

    FOR               AGAINST           ABSTAIN




3.     AMENDMENT OF FUNDAMENTAL INVESTMENT
       POLICIES

    FOR               AGAINST            ABSTAIN



4.     RATIFICATION OF THE SELECTION OF TAIT,
       WELLER & BAKER AS THE FUND'S INDEPENDENT
       AUDITORS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.


                                  Date:_____________________________, 199_



                                  ________________________________________
                                                Signature


                                  ________________________________________
                                                Signature

NOTE: Signature(s) should match name(s) as printed on this proxy. If shares are held in name of custodian for a minor or as trustee, executor, or administrator, this proxy must be signed by such custodian, trustee, executor or administrator, as the case may be. Please indicate such fiduciary title.